UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2023 (April 21, 2023)

Blue Whale Acquisition Corp I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40706	98-1590107
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

PO Box 1093, Boundary Hall,
Cricket Square, Grand Cayman
Cayman Islands	KY1-1102
(Address of principal executive offices)	(Zip Code)

+1 (345) 949-8066

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	BWCAU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	BWC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BWCAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Notification of Late Filing on Form 12b-25 filed on March 31, 2023 by Blue Whale Acquisition Corp I (the “Company”), the Company determined that it was unable, without unreasonable effort or expense, to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Form 10-K”) as it needed additional time to provide information to its independent registered public accounting firm necessary to complete the audit of the financial statements for the year ended December 31, 2022. The Company is, and has been, working diligently to complete its Form 10-K as soon as possible; however, due to the high volume of work currently experienced by the advisors to special purpose acquisition companies, the Company was unable to complete and file the Form 10-K by the required due date of March 31, 2023 without unreasonable effort and expense.

On April 21, 2023, the Company received a notice (the “Notice”) from the Nasdaq Listing Qualifications staff of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, as a result of not having timely filed its Form 10-K, the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1), which requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission. On April 24, 2023, the Company filed the Form 10-K with the SEC.

On April 25, 2023, the Company issued a press release announcing its receipt of the Notice and the filing of the Form 10-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Press Release, dated April 25, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Whale Acquisition Corp I

Date: April 25, 2023	By:	/s/ Maxime Franzetti
	Name:	Maxime Franzetti
	Title:	Chief Executive Officer

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